UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	June 20, 2008

PROXIM WIRELESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29053	04-2751645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2115 O’Nel Drive, San Jose, CA	95131
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(408) 731-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On June 20, 2008, Proxim Wireless Corporation was advised by Fitzgerald, Snyder & Co., P.C. that it was resigning as Proxim’s independent accountants.  Proxim understands that Fitzgerald, Snyder & Co., P.C. is resigning because Proxim’s engagement partner at that firm is leaving that firm.  The reports of Fitzgerald, Snyder & Co., P.C. on the financial statements of Proxim Wireless Corporation and subsidiaries for the years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  From January 1, 2006 through June 20, 2008, there were no disagreements with Fitzgerald, Snyder & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fitzgerald, Snyder & Co., P.C., would have caused them to make reference thereto in connection with their report on the financial statements for the applicable periods.  Further, during that same time period, there were no “reportable events” as described in Item 304 of Regulation S-K.

Proxim has requested that Fitzgerald, Snyder & Co., P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter dated June 25, 2008 is filed as Exhibit 16.1 to this Form 8-K.

Also on June 20, 2008, the Audit Committee of Proxim’s Board of Directors engaged the independent certified public accounting firm of Mark Bailey & Company, Ltd. as its independent auditors to (i) review Proxim’s interim financial statements for the quarters ending June 30, 2008 and September 30, 2008 and (ii) audit Proxim’s financial statements for the fiscal year ending December 31, 2008.  From January 1, 2006 through June 20, 2008, neither Proxim nor anyone on its behalf consulted with Mark Bailey & Company, Ltd. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Proxim’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

 Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM WIRELESS CORPORATION

Dated: June 25, 2008	By:	/s/ Brian J. Sereda
Brian J. Sereda
Chief Financial Officer

EXHIBIT INDEX

Number	Title

16.1	Letter from Fitzgerald, Snyder & Co., P.C. to the Securities and Exchange Commission, dated June 25, 2008

2